Exhibit 99.1
Harte Hanks Strengthens Senior Leadership Team
David Garrison named permanent Chief Financial Officer
David Fisher Named Chief Transformation Officer
Chelmsford, Massachusetts – January 29, 2024 - Harte Hanks, Inc. (NASDAQ: HHS), a leading global customer experience company focused on bringing companies closer to customers for 100 years, today announced that David Garrison, an experienced finance executive with more than 20 years of public company CFO experience currently serving as Interim Chief Financial Officer, has been named as Harte Hanks’ permanent Chief Financial Officer effective January 29, 2024. In addition, David Fisher, an accomplished executive with over 25 years of experience focused on strategic initiatives, cost structure transformation, financial planning and analysis, has been named Chief Transformation Officer.

Garrison, who joined Harte Hanks in an interim capacity in October, 2023, brings notable expertise in cost containment, streamlining operations, and ERP implementations. He joins Harte Hanks from Digital Lumens Incorporated, an IoT lighting fixture and factory automation technology company that was spun out of Osram Sylvania, where he served as CFO for the last two years. As part of this role, he was instrumental in selling a product line to a strategic buyer and selling the remaining operating entity to a foreign company. Previously, he spent three years as Chief Financial Officer for Sensera, Inc., an Australian listed medical and IoT technology company, where he played an important role in turning around operations to facilitate a sale. Previously, he served as Managing Director of IW Ventures LLC, a financial consultant, and TTcogen LLC, a joint venture between Tecogen Inc. and Tedom a.s. From 2014 to 2017, Garrison served as CFO of Tecogen Inc., a NASDAQ-listed company that designs, manufactures and sells industrial and commercial cogeneration systems, where he supported growth with cost controls to drive margin expansion and profitability. He has an MBA from Boston University and has led several Greater Boston-based companies through successful growth-driven integrations, transactions, and implementations.

Fisher has been consulting for Harte Hanks since March of 2023, most recently leading the Company’s engagement with the Kearney organization. He will now lead the execution of Project Elevate, Harte Hanks’ transformation and modernization initiative. He brings expertise in strategic initiatives, cost transformation, financial planning & analysis, accounting, strategic sourcing, procurement and risk management. He joined Harte Hanks from Tribune Publishing, where he served as Senior Vice President and Chief Procurement Officer. Previously, he was SVP of Corporate Finance & Planning, and VP of Corporate Development at Tribune. Before that, he served as SVP of Finance for Source Interlink, and was an Assurance Manager for BDO USA, LLP. He has a Bachelor’s Degree in accounting/business management from the Wisconsin School of Business and is a Certified Public Accountant (CPA).

“We continue to enhance our senior leadership team with modern skillsets to advance our ‘Project Elevate’ initiative. We are well underway on an end-to-end transformation of our business," said Kirk Davis, Chief Executive Officer . “David Garrison has proven his value in a short period of time, advancing our ERP and cost containment efforts while advancing digital initiatives to streamline processes and modernize our business.

“David Fisher and I have enjoyed prior success in working with the Kearney organization. We have accelerated our transformation commitment and see compelling growth and optimization opportunities ahead as we execute our plan. I’m heartened by our entire senior team’s commitment to becoming a more profitable and growth-focused organization. These two appointments, in conjunction with the recent appointment of Kelly Waller as our new SVP, Sales and Marketing, and other senior team members, have us well positioned for 2024.”
About Harte Hanks:
Harte Hanks (NASDAQ: HHS ) is a leading global customer experience company whose mission is to partner with clients to provide them with CX strategy, data-driven analytics and actionable insights combined with seamless program execution to better understand, attract and engage their customers.

Exhibit 99.1
Using its unparalleled resources and award-winning talent in the areas of Customer Care, Fulfillment and Logistics, and Marketing Services, Harte Hanks has a proven track record of driving results for some of the world’s premier brands, including Bank of America, GlaxoSmithKline, Unilever, Pfizer, HBOMax, Volvo, Ford, FedEx, Midea, Sony and IBM among others. Headquartered in Chelmsford, Massachusetts, Harte Hanks has over 2,500 employees in offices across the Americas, Europe, and Asia Pacific.

For more information, visit hartehanks.com

As used herein, “Harte Hanks” or “the Company” refers to Harte Hanks, Inc. and/or its applicable operating subsidiaries, as the context may require. Harte Hanks’ logo and name are trademarks of Harte Hanks.
Cautionary Note Regarding Forward-Looking Statements:
Our press release and related earnings conference call contain “forward-looking statements” within the meaning of U.S. federal securities laws. All such statements are qualified by this cautionary note, provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements other than historical facts are forward-looking and may be identified by words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “seeks,” “could,” “intends,” or words of similar meaning. These forward-looking statements are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from what is expressed in or indicated by the forward-looking statements. In that event, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. These risks, uncertainties, assumptions and other factors include: (a) local, national and international economic and business conditions, including (i) the outbreak of diseases, such as the COVID-19 coronavirus, which has curtailed travel to and from certain countries and geographic regions, created supply chain disruption and shortages, disrupted business operations and reduced consumer spending, (ii) market conditions that may adversely impact marketing expenditures, (iii) the impact of the Russia/Ukraine conflict on the global economy and our business, including impacts from related sanctions and export controls and (iv) the impact of economic environments and competitive pressures on the financial condition, marketing expenditures and activities of our clients and prospects; (b) the demand for our products and services by clients and prospective clients, including (i) the willingness of existing clients to maintain or increase their spending on products and services that are or remain profitable for us, and (ii) our ability to predict changes in client needs and preferences; (c) economic and other business factors that impact the industry verticals we serve, including competition and consolidation of current and prospective clients, vendors and partners in these verticals; (d) our ability to manage and timely adjust our facilities, capacity, workforce and cost structure to effectively serve our clients; (e) our ability to improve our processes and to provide new products and services in a timely and cost-effective manner though development, license, partnership or acquisition; (f) our ability to protect our facilities against security breaches and other interruptions and to protect sensitive personal information of our clients and their customers; (g) our ability to respond to increasing concern, regulation and legal action over consumer privacy issues, including changing requirements for collection, processing and use of information; (h) the impact of privacy and other regulations, including restrictions on unsolicited marketing communications and other consumer protection laws; (i) fluctuations in fuel prices, paper prices, postal rates and postal delivery schedules; (j) the number of shares, if any, that we may repurchase in connection with our repurchase program; (k) unanticipated developments regarding litigation or other contingent liabilities; (l) our ability to complete anticipated divestitures and reorganizations, including cost-saving initiatives; (m) our ability to realize the expected tax refunds; and (n) other factors discussed from time to time in our filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 which was filed on March 31, 2023. The forward-looking statements in this press release and our related earnings conference call are made only as of the date hereof, and we undertake no obligation to update publicly any forward-looking statement, even if new information becomes available or other events occur in the future.

View source version on businesswire.com: https://www.businesswire.com/news/home/20240129195380/en/
Investor Relations Contact:
Rob Fink or Tom Baumann
646.809.4048 / 646.349.6641
FNK IR
HHS@fnkir.com
Source: Harte Hanks, Inc.